UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 3, 2011
Date of Report (Date of earliest event reported)

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LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

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Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100
Orlando, Florida 32826
(Address of principal executive office, including zip code)

(407) 382-4003
(Registrant’s telephone number, including area code)

LightPath Technologies, Inc.
Form 8-K

Item 7.01.     Regulation FD Disclosure

The Registrant gave a presentation at the Annual Shareholder meeting on February 3, 2011.   A copy of the presentation is attached as Exhibit 99.1 to this Report.

Item 9.01.    Financial Statements and Exhibits

Shareholder Presentation given February3, 2011 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: February 3, 2011	By:	/s/ Dorothy M. Cipolla
Dorothy M. Cipolla, CFO

Exhibit Index

Exhibit No.	Description
EX-99.1	Shareholder presentation given February 3, 2011.